SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2023

Timberland Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-23333	91-1863696
State or other jurisdiction	Commission	(I.R.S. Employer
Of incorporation	File Number	Identification No.)

624 Simpson Avenue, Hoquiam, Washington	98550
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (including area code) (360) 533-4747

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TSBK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07  Submission of Matters to a Vote of Security Holders.

Timberland Bancorp, Inc. (“Company”), the holding company for Timberland Bank, held its virtual Annual Meeting of Shareholders on Tuesday, January 24, 2023.  The results of the vote for the three items presented at the meeting were as follows:

1.	Election of Directors:
Shareholders elected the following nominees to the Board of Directors for a three-year term ending 2026 by the following vote:

	For		Against		Broker Non-Votes
	Number of Votes	Percentage	Number of Votes	Percentage	Number of Votes	Percentage
Jon C. Parker	4,966,046	94.92	265,763	5.08	1,151,921	N/A
Michael J. Stoney	4,791,589	91.59	440,220	8.41	1,151,921	N/A
Kelly A. Suter	4,874,815	93.18	356,994	6.82	1,151,921	N/A

The following directors, who were not up for re-election at the Annual Meeting of Shareholders, will continue to serve as directors: Parul Bhandari, Andrea M. Clinton, Kathy D. Leodler, Michael R. Sand and David A. Smith.

2.	Advisory (Non-Binding) Vote on Compensation of Named Executive Officers:
Shareholders approved an advisory (non-binding) vote on the compensation of the Company’s named executive officers as follows:

	Number of Votes	Percentage
For	4,978,698	95.16
Against	207,471	3.97
Abstain	45,640	0.87
Broker non-votes	1,151,921	N/A

3.	Ratification of Selection of Independent Registered Public Accounting Firm:
Shareholders ratified the appointment of Delap LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023 by the following vote:

	Number of Votes	Percentage
For	6,360,137	99.63
Against	21,478	0.34
Abstain	2,115	0.03

Item 7.01 Regulation FD Disclosure.*

The Company prepared updated materials that were presented at the Annual Meeting of Stockholders.  A copy of the updated materials are attached to this Form 8-K as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.*

(d)         Exhibits

  99.1 Timberland Bancorp, Inc. Materials Presented at the Annual Meeting of Stockholders on
                         January 24, 2023
  104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

___________________
*
The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of Timberland Bancorp, Inc. under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TIMBERLAND BANCORP, INC.

DATE: January 25, 2023	By: /s/Dean J. Brydon
Dean J. Brydon
President & Chief Financial Officer